STOCK PURCHASE AGREEMENT
                            ------------------------



         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made this 26 day of April 1999 (the "Closing Date") between James Fallacaro (the "Seller"), and Independent Music Group, Inc.(the "Purchaser").

                              W I T N E S S E T H :

         WHEREAS, Independent Music Channel, Inc. (the "Company") has 1,000 shares of common stock, par value $.00001 per share (the "Common Stock") authorized; and

         WHEREAS, Seller owns either directly or beneficially 1,000 shares of the Company's Common Stock which constitutes all of the Company's issued and outstanding stock (the "Shares"), and

         WHEREAS, the Purchaser desires to purchase the Shares from Seller on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Seller desires to sell the Shares to the Purchaser on the terms and conditions set forth in this Agreement; and

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

         1. Incorporation by reference. The above recitals are herein incorporated by reference.

         2. Purchase and Sale. The Purchaser shall purchase from Seller, and the Seller shall sell to the Purchaser, the Shares on the terms and conditions of this Agreement.

         3. Consideration/Purchase Price. In consideration of the transfer by Seller of the Shares to the Purchaser, the Purchaser shall transfer to Seller
(i) 100,000 shares of restricted common stock of Purchaser and (ii) $50,000 cash ("Purchase Price") on the Closing Date.

         4. Obligations of Seller.

                  (a) At the closing of this transaction (the "Closing"), Seller shall deliver the Shares to the Purchaser registered in the name of the Purchaser or if the Shares are registered in the name of Seller, duly endorsed to the Purchaser.

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                  (b) A receipt for the Purchase Price delivered to Seller by the Purchaser pursuant to Section 3 hereof.

         5. Obligations of the Purchaser. At the Closing, the Purchaser shall deliver to Seller the Purchase Price pursuant to the terms of Section 3 of this Agreement.

         6. Closing and Condition to Closing.

                  6.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of counsel for Purchaser or at such other place mutually agreed upon between Purchaser and Seller, to be effective as of the Closing Date.

                  6.2 Condition to Closing. The Closing shall be subject to satisfaction of the condition that (i) the representations and warranties of the Seller contained in Section 7 hereof, and the Purchaser contained in Section 8 hereof, are true and correct and shall be true and correct as of the Closing Date; (ii) the Seller shall have delivered to the Purchaser the items required by Section 4 hereof; (iii) the Purchaser shall have delivered to Seller the items required by Section 5 hereof; and (iv) the Purchaser and Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by such party prior to or as of the Closing Date.

         7. Representations and Warranties of the Seller. Seller hereby represents and warrants to the Purchaser as follows:

                  7.1 Organization and Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is entitled to own or lease its property and to carry on its business as and in the places where such properties are now owned, leased or operated. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and will not by themselves result in a breach or default under, or result in the creation of any lien, security interest, charge or encumbrance upon the Shares, or any of the properties or assets of the Company as a result of the terms, conditions or provisions of any contract, note, mortgage or any other agreement, instrument or obligation to which the Company is a party or by which the Company or any of its properties or assets may be bound.

                  7.2 Capitalization. The authorized capital stock of the Company consists of ___________ (__________) shares of Common Stock, all of which are presently issued and outstanding. There are currently no outstanding warrants, options, subscription rights or other commitments of any character granted by the Company relating to the issued or unissued shares of capital stock of the Company.

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                  7.3 Authority of Seller, Consents; Execution of Agreements.
Seller has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution or the transactions and obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by Seller and constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  7.4 The Shares. The Shares are free and clear of all liens, pledges, hypothecation, option, contract and other encumbrance, except for such restrictions provided in this Agreement and pursuant to applicable law.

         8. Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Seller as follows:

                  8.1 Authority of the Purchaser; Execution of Agreement. The Purchaser has all requisite power, authority, and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of, or filing with, any person or governmental authority is required in connection with the execution of the transactions and obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  8.2 Investment. The Purchaser warrants and acknowledges that:

                           8.2.1 the Shares have not been registered under the
Securities Act of 1933, as amended ("Act"), or under applicable state blue sky laws;

                           8.2.2 the Purchaser is acquiring the Shares for its
own account;

                           8.2.3 the Purchaser is aware that the Shares may not
be sold unless such securities are registered pursuant to the Act or qualify for an exemption from such registration.

         9. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if physically delivered; delivered by overnight delivery, confirmed telecopy, telegram or courier; or three days after having been deposited in the United States Mail, as certified mail with return receipt requested and with postage prepaid, addressed to the recipient at the address listed at the

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top of the first page of this Agreement. Any of the foregoing addresses may be changed by giving notice of such change in the foregoing manner, except that notices for changes of address will be effective only upon receipt.

         10. Miscellaneous.

                  (a) Assignment. This Agreement and the rights granted hereunder may not be assigned in whole or in part by any of the parties without the prior written consent of the other parties.

                  (b) Further Assurances. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

                  (c) Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

                  (d) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

                  (f) Amendment. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                  (g) Choice of Law. This Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Delaware.

                  (h) Effect of Waiver. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  (i) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not

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affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (j) Enforcement. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs. Venue for any such action, in addition to any other venue permitted by statute, will be Broward County, Florida.

                  (k) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties to this Agreement.

                  (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  (m) Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

         The parties, as evidenced by their signatures below, acknowledge that this Agreement has been presented to their attorneys and that their attorneys have had the opportunity to review and explain to them the terms and provisions of the Agreement, and that they fully understand those terms and provisions.

         IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on the date first above written.


                                            SELLER:


                                            ------------------------------------
                                            James Fallacaro

                                            PURCHASER:

                                            By:_________________________________
                                                 James Fallacaro, President,
                                                 Independent Music Network, Inc.

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